SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) October 16, 2000


                            TOKHEIM CORPORATION
                   -------------------------------------
             (Exact Name of Registrant as Specified in Charter)


            Indiana                   1-6018               35-0712500
            ----------               ----------          ---------------
     (State or Other Jurisdiction    File Number)   (Commission (IRS Employer
       of Incorporation)                            Identification No.)



10501 Corporate Drive, Fort Wayne, IN                    46845
--------------------------------------                ----------
(Address of Principal Executive Office)               (Zip Code)


Registrant's telephone number, including area code (219)-470-4600
                                                   ---------------

                                    N/A
            ---------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


                            TOKHEIM CORPORATION
                       Commission File Number 1-6018


     ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      As previously reported, on August 28, 2000, Tokheim Corporation (the "Company") filed a petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") by filing a Joint Prepackaged Plan of Reorganization as supplemented on September 29, 2000 (the "Plan"), for the Company and its U.S. subsidiaries with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Case No. 00-03455 (PJW). The Bankruptcy Court entered an order confirming the Plan on October 5, 2000 (the "Confirmation Date").

      A copy of the press release, dated October 5, 2000, announcing confirmation of the Plan is attached hereto as Exhibit 2.2.



Exhibit
Number      Description
----------- --------------

2.1 Disclosure Statement (including a copy of the Plan which is attached thereto as Exhibit A) under Chapter 11 of the U.S. Bankruptcy Code filed with the U.S. Bankruptcy Court for the District of Delaware on August 28, 2000 (incorporated herein by reference to the Company's Current Report on Form 8-K dated September 11, 2000).

2.2 Press release announcing the confirmation of the Plan by the Bankruptcy Court, dated October 5, 2000.




                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            TOKHEIM CORPORATION
                            -------------------------------------
                            Registrant



Date: October 16, 2000      By: /s/  DOUGLAS K. PINNER
                               -----------------------------------
                               Douglas K. Pinner
                               Chairman, President and Chief Executive Officer


Date: October 16, 2000        By: /S/  ROBERT L. MACDONALD
                                 ---------------------------
                                    Robert L. Macdonald
                                    Executive Vice President, Finance and
                                    Chief Financial Officer







                                                                  EXHIBIT 2.2

NEWS  from TOKHEIM CORPORATION

CONTACT:
         Robert L. Macdonal                   Van Negris / Philip J. Denning / John P. Kehoe
         Executive Vice President, Finance    Kehoe, White, Van Negris & Company, Inc.
         and Chief Financial Officer          (212) 396-0606
         Tokheim Corporation
         (219) 470-4683

FOR RELEASE TO NATIONAL CIRCUIT, ANALYSTS, AND TOKHEIM NEWSFAX.


       TOKHEIM'S PREPACKAGED FINANCIAL RESTRUCTURING PLAN CONFIRMED BY COURT

FORT WAYNE, INDIANA - OCTOBER 5, 2000 - Tokheim Corporation (OTC BB: TOKM) announced today that its previously announced prepackaged financial restructuring plan under Chapter 11 has been confirmed by the United States Bankruptcy Court for the District of Delaware. Confirmation comes only 38 days after Tokheim filed its prepackaged restructuring plan with the Court.

Douglas K. Pinner, Chairman, President and Chief Executive Officer, stated:
"This is the most important date in the life of the new Tokheim Corporation. The restructuring and recapitalization has significantly reduced the outstanding debt of the old Company and has provided $48 million in new credit facilities. With the restructuring behind us, the new Tokheim is now positioned to capitalize on its technological superiority and thus reinforce its leadership position in the industry.

"We are very appreciative of the strong support provided by our customers, suppliers, employees and advisors throughout the restructuring period, which has enabled the Company's prepackaged restructuring plan to be confirmed on an accelerated timetable. We believe we will demonstrate that such support was fully warranted by maintaining and enhancing our strong business and market leadership position going forward."

The Company's current management will continue to lead the newly reorganized company. A new Board of Directors will be announced shortly with Douglas K. Pinner, President and Chief Executive Officer, continuing to serve as Chairman of the Board.

Cancellation of existing common stock and distribution of warrants to previous shareholders and distributions of new common stock to bondholders, as outlined in the Plan of Reorganization, are expected to begin shortly.

Tokheim, based in Fort Wayne, Indiana is the world's largest producer of petroleum dispensing devices. Tokheim Corporation manufactures and services electronic and mechanical petroleum dispensing systems. These systems include petroleum dispensers and pumps, retail automation systems (such as point-of-sale systems), dispenser payment or "pay-at-the-pump" terminals, replacement parts, and upgrade kits.

Certain statements in this release, including statements preceded by, followed by or that include the words "may," "will," "should," "could," "expects," "plans," "anticipate," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms and other comparable terminology and words of similar import, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act, Section 21C of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks that may cause the actual results of the Company to differ materially from any results expressed or implied by the forward-looking statements. These risks include: inability to consummate the restructuring plan as approved by the court; increases in the Company's cost of borrowing, or a default under any material debt agreement; inability to achieve anticipated cost savings or revenue growth; dependence on the retail petroleum industry; business disruptions; material adverse changes in economic conditions in the markets we serve; inability to forecast or achieve projected operating results; fluctuations in exchange rates among various foreign currencies; costs in adjusting to the Euro; changes in, or failure of the Company to comply with current and future governmental, environmental or other regulatory actions and conditions in our operating areas; competition from others in the industry; increases in labor costs and relations with union bargaining units representing our employees; the integration of our operations with those of businesses we have acquired or may acquire in the future and the realization of the expected benefits; failure to obtain new customers or retain existing customers; inability to protect proprietary technology or to integrate new technologies; changes in business strategy or development plans; lack of funds for capital expenditures or R&D; inability to carry out strategies to accelerate new product development programs; changed demand for new products; loss of key management; adverse publicity; contingent claims asserted against the Company; and loss of significant customers or suppliers; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Given these uncertainties, investors are cautioned not to unduly rely on such forward-looking statements. The Company disclaims any obligation to update any such factors or to announce publicly the result of any revisions to any of the forward-looking statements contained in this release to reflect future events or developments.

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